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                                                                  Exhibit 1.1

                              RELIANT ENERGY, INC.
                                  $750,000,000
                       6.75% SENIOR SECURED NOTES DUE 2014

                             UNDERWRITING AGREEMENT

                                                               December 14, 2004

Goldman, Sachs & Co.,
   As representatives (the "Representatives") of the several Underwriters named in Schedule I hereto,
85 Broad Street,
New York, New York 10004

M.R. Beal & Company
110 Wall Street
New York, New York 10005

Ladies and Gentlemen:

      Reliant Energy, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of $750,000,000 principal amount of its 6.75% Senior Secured Notes due 2014 (the "Securities"). The Securities will be unconditionally guaranteed as to the payment of principal, premium and interest (including special interest), if any (the "Guarantees"), by the entities listed on Schedule II hereto (collectively, the "Guarantors"). The Securities will be issued under a base indenture to be dated as of December 22, 2004 (the "Base Indenture") among the Company, the Guarantors and Wilmington Trust Company, as Trustee (the "Trustee"), as supplemented by a first supplemental indenture. The Base Indenture, as supplemented by the first supplemental indenture, is referred to herein as the "Indentures."

      The Company, the Guarantors and the Underwriters, in accordance with the requirements of Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. (the "NASD") and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of M.R. Beal & Company (the "Independent Underwriter") as a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 in connection with the offering and sale of the Securities.

      Capitalized terms used but not defined herein shall have the meanings assigned to them in the "Description of Notes" section of the Final Prospectus (as defined below).

      The Company and the Guarantors have agreed to secure the Securities and the Guarantees "equally and ratably" (as defined in the "Description of Notes" section of the Final Prospectus) with the Credit Agreement Debt, the Existing Notes, the Seward Note Parent Guarantees, all future Parity Secured Debt and guarantees thereof and all other Parity Secured Obligations by security interests

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(subject to Permitted Prior Liens) granted to the Collateral Trustee for the benefit of the holders of the Secured Obligations, in all of the Shared Collateral.

      1. The Company, with respect to itself and the Guarantors, and each of the Guarantors, solely with respect to itself, represent and warrant to, and agree with, each of the Underwriters and the Independent Underwriter that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-107296) under the Securities Act of 1933, as amended (the "Act"), which has become effective, for the registration under the Act of the Securities. The Company meets the requirements for use of Form S-3 under the Act. No stop order suspending the effectiveness of the registration statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus"; and such supplemented form of prospectus, in the form in which it shall first be filed with the Commission pursuant to Rule 424 (including the Base Prospectus as so supplemented), is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus, which has heretofore been filed pursuant to Rule 424, is hereinafter called the "Preliminary Prospectus." Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference; each Preliminary Prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the rules thereunder;

            (b) As of the date hereof, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Time of Delivery (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Time of Delivery, (i) the Registration Statement, as amended as of any such time, and, in the case of Securities issued pursuant to Indentures, such Indentures, will comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final

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      Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations and warranties as to (i) that part of the Registration Statement that constitutes the trustee's Statement of Eligibility and Qualification (the "Form T-1s") under the Trust Indenture Act, as amended (the "Trust Indenture Act"), or (ii) the information contained in or omitted from the Registration Statement, the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by the Independent Underwriter expressly for use in the Registration Statement or the Final Prospectus;

            (c) Each document incorporated or deemed to be incorporated by reference in the Registration Statement and the Final Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the Act or the Exchange Act, as applicable, and, when read together with the other information in the Final Prospectus, at the time the Registration Statement became effective, at the time the Final Prospectus was issued and at the Time of Delivery did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or by the Independent Underwriter expressly for use therein;

            (d) Neither the Company nor any of its subsidiaries, taken as a whole, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Preliminary Prospectus, otherwise than as described or contemplated in the Final Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

            (e) The Company and its subsidiaries have good and indefeasible title in fee simple to all real property and good and indefeasible title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Prospectus or such as do not materially affect the value of such property and do not interfere with the use made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company and its subsidiaries;

            (f) Each of the Company and the Guarantors has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing (or equivalent thereof) under the laws of its

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      state of incorporation or formation, as the case may be, with power and authority (corporate or other) to own its properties and conduct its business as described in the Final Prospectus, and has been duly qualified as a foreign corporation, limited liability company or limited partnership, as the case may be, for the transaction of business and is in good standing (or equivalent thereof) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company that is not a Guarantor has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or other entity, as the case may be, in good standing (or equivalent thereof) under the laws of its jurisdiction of incorporation or formation, as the case may be;

            (g) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except (i) as otherwise set forth in the Final Prospectus and (ii) as pledged to secure indebtedness of the Company and/or its subsidiaries pursuant to credit facilities, indentures and other instruments evidencing indebtedness existing on the date hereof) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

            (h) This Agreement has been duly authorized, executed and delivered by the Company;

            (i) (i) The Securities have been duly authorized by the Company and, when issued and delivered pursuant to the Indentures, will have been duly executed, issued and delivered and, when duly authenticated by the Trustee and assuming payment therefor by the Underwriters in accordance with this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indentures under which they are to be issued, and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (j) The Indentures have been duly authorized and, when executed and delivered by the Company, the Guarantors and the Trustee, will constitute valid and legally binding instruments, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indentures will conform in all material respects to the descriptions thereof in the Final Prospectus and will be in substantially the form previously delivered to you;

            (k) The Guarantees have been duly authorized by the Guarantors and, when issued and delivered pursuant to this Agreement and the Indentures, will have been duly executed, issued and delivered and will constitute the valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indentures under which they are to be issued, and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees will conform in all material respects to the descriptions thereof in the Final Prospectus and will be in substantially the form previously delivered to you;

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            (l) The Security Documents (as defined in the Credit Agreement) have each been duly authorized by each of the Company and the Guarantors and constitute valid and legally binding obligations of the Company and such Guarantors, respectively, enforceable against the Company and the Guarantors in accordance with their respective terms, subject, as to enforcement and the Liens created thereby, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Security Documents will conform in all material respects to the descriptions thereof in the Final Prospectus and will be in substantially the form previously delivered to you;

            (m) The mortgages or deeds of trust as listed on Schedule III attached hereto (the "Mortgages") have each been duly authorized by the Guarantors party thereto and such Mortgages constitute valid and legally binding obligations of such Guarantors, respectively, enforceable against such Guarantors in accordance with their respective terms, subject, as to enforcement and the Liens created thereby, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights or providing for the relief of debtors and to general equity principles;

            (n) The Credit Agreement has been duly authorized by the Company and its subsidiaries party thereto and, when the Credit Agreement is executed and delivered by the Company and such subsidiaries, the Credit Agreement will constitute valid and legally binding obligations of the Company and such subsidiaries, respectively, enforceable against the Company and such subsidiaries in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, and other laws of general applicability relating to or affecting creditors' rights or providing for the relief of debtors and to general equity principals; and the Credit Agreement will conform in all material respects to the description thereof in the Final Prospectus and will be in substantially in the form previously delivered to you;

            (o) The issue and sale of the Securities and the Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Guarantees, the Indentures, the Security Documents, the Credit Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the Certificate of Incorporation, Certificate of Formation, Certificate of Limited Partnership, Limited Liability Company Agreement, Partnership Agreement, By-laws or other organizational documents, as applicable, of the Company or any of its subsidiaries; (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; or (iv) result in the imposition of a Lien, other than a Permitted Lien, on any assets of the Company or any of its subsidiaries or result in the acceleration of any indebtedness of the Company or any of its subsidiaries; except with respect to clause (i) and clause (iii) of this paragraph, for such conflicts, breaches, defaults or violations as would not materially impair the ability of the Company or the Guarantors to perform their respective obligations hereunder or have any adverse effect upon the consummation of the transactions contemplated hereby;

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            (p) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Guarantees, the grant, perfection or enforcement of security interests in the Collateral pursuant to the provisions of the Security Documents or the performance by the Company and the Guarantors of their obligations pursuant to this Agreement, the Indentures, the Credit Agreement or the Security Documents, except for (i) the registration under the Act of the Securities, (ii) such as have been obtained under the Trust Indenture Act, (iii) the filings required to perfect the Collateral Trustee's security interests granted pursuant to the Security Documents and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Underwriters;

            (q) (i) Neither the Company nor any of its material subsidiaries is in violation of its Certificate of Incorporation, Certificate of Formation, Certificate of Limited Partnership, Limited Liability Company Agreement, Partnership Agreement, By-laws or other organizational documents and (ii) neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except with respect to clause (ii) of this paragraph, as disclosed in the Final Prospectus;

            (r) The statements set forth in the Final Prospectus under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities and the Guarantees and the Security Documents, under the caption "United States Federal Income Tax Considerations for Non-U.S. Holders," insofar as they address the federal income tax consequences to non-U.S. holders, under the captions "Description of Certain Other Financial Obligations" and "Underwriting" (other than statements or omissions made in reliance upon and in conformity with the information furnished in writing to the Company by an Underwriter through the Representatives expressly for use in the "Underwriting" section only), insofar as they purport to describe the documents and provisions of law referred to therein, in each case, are accurate and complete in all material respects;

            (s) Other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or overtly threatened by others;

            (t) Neither the Company, nor any of its subsidiaries, is, or, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described under "Use of Proceeds" in the Final Prospectus, will be required to register as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act");

            (u) The Company and the Guarantors (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain

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      accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference;

            (v) Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Securities, will be, subject to regulation under the Public Utility Holding Company Act of 1935, as amended ("PUHCA") and the rules and regulations thereunder;

            (w) Except as disclosed in the Final Prospectus, the Company and its subsidiaires are in compliance with all applicable federal, state and local laws and regulations relating to provision of electricity and energy services to retail and wholesale customers in the United States ("Energy Laws") and have received, and are in compliance with, all permits, licenses or other approvals required under applicable Energy Laws to conduct their business, except where such non-compliance could not reasonably be expected to have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and except as disclosed in the Final Prospectus, such permits, licenses or other approvals are not subject to any challenge, investigation or proceeding;

            (x) As of the Time of Delivery, the Company and the Guarantors will own the Collateral free and clear of all Liens (other than Permitted Liens), and no Financing Statements (as defined below) in respect of Collateral of the Company or any Guarantor will be on file in favor of any person other than those in respect of Permitted Liens;

            (y) The Collateral Trust Agreement, dated July 1, 2003, grants and creates a collateral trust (the "Collateral Trust") for the benefit of the holders of the Securities and the other present and future holders of Secured Obligations. The Amended and Restated Security Agreement, dated July 1, 2003, among the Collateral Trustee and the grantors parties thereto, as amended as of December 22, 2004 (the "Security Agreement") is effective to grant and create, (i) in favor of the Collateral Trustee, for the benefit of each present and future holder of Obligations under the Credit Agreement, a valid and enforceable security interest in the Separate Collateral described therein and proceeds and products thereof; and such security interests are perfected security interests (subject to Permitted Prior Liens), and (ii) in favor of the Collateral Trustee, for the benefit of the holders of the Securities and each other present and future holder of Secured Obligations (collectively, the "Secured Parties"), a valid and enforceable security interest in the Shared Collateral described therein and proceeds and products thereof; and such security interests are perfected security interests (subject to Permitted Prior Liens). Upon delivery of the Notice of Additional Secured Debt referred to in Section 8(k)(i), the Securities will constitute Secured Obligations under the Collateral Trust Agreement and the Security Agreement. When delivered at the Time of Delivery, a supplement to each Mortgage (other than the Mortgages filed in Florida) will be delivered, duly acknowledged and, if required for recordation, attested and otherwise will be in recordable form, and when such supplement is filed for record and recorded in the filing office identified therein, the security interest of the Collateral Trustee in the real property and fixtures described in the Mortgage subject to such supplement will be duly perfected. Each of the Company and Guarantors is a "registered organization" (as defined in Article 9 of the Uniform Commercial Code as in effect in the state of New York and the states in which the Company and each of the Guarantors is organized) under the law of the state in which it is identified in the Indentures, as being organized, and at the Time of Delivery all security interests granted

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      under the Security Documents in Collateral consisting of personal property or fixtures have been duly perfected to the extent such security interests may be perfected by filing pursuant to the filing of the financing statement and assignments previously filed in connection with the execution of the Collateral Trust Agreement. At the Time of Delivery, (i) all certificated securities, promissory notes and other instruments then evidencing or representing any Separate Collateral have been delivered to the Collateral Trustee in pledge for the benefit of the holders of Obligations under the Credit Facilities as security, duly endorsed by an effective endorsement and (ii) all certificated securities, promissory notes and other instruments then evidencing or representing any Shared Collateral will have been delivered to the Collateral Trustee in pledge for the benefit of the holders of Secured Debt as security for all of the Secured Obligations, duly endorsed by an effective endorsement unless, in each case, the same are not required to be delivered pursuant to Section 7 of the Security Agreement;

            (z) As of the Time of Delivery, the representations and warranties contained in the Security Documents will be true and correct in all material respects as if made on and as of the Time of Delivery, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;

            (aa) Except as disclosed in the Final Prospectus, all existing intercompany Indebtedness of the Company or any Guarantor that is the obligor on such Indebtedness has been subordinated to the Securities, in the case of the Company, or the guarantee, in the case of a Guarantor, in the manner set forth in the Credit Agreement; and

            (bb) Deloitte & Touche LLP, who has certified certain financial statements of the Company and its subsidiaries, are an independent public registered accounting firm as required by the Act and the rules and regulations of the Commission thereunder.

      2. Subject to the terms and conditions herein set forth, the Company and the Guarantors agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Guarantors, at a purchase price of 97.75% of the principal amount of Securities, plus accrued interest, if any, from December 22, 2004 to the Time of Delivery hereunder, the principal amount of Securities (and the Guarantees thereof) set forth opposite the name of such Underwriter in Schedule I hereto.

      3. Upon the authorization by the Representatives of the release of the Securities and the Guarantees, the several Underwriters propose to offer the Securities and the Guarantees for sale upon the terms and conditions set forth in this Agreement and the Final Prospectus as amended or supplemented.

      4. (a) The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 with respect to the offering and sale of the Securities.

            (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company, the Guarantors and the Underwriters that with respect to the offering and sale of the Securities as described in the Final Prospectus:

                  (i) The Independent Underwriter constitutes a "qualified
            independent underwriter" within the meaning of Section (b)(15) of Rule 2720;

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                  (ii) The Independent Underwriter has participated in the
            preparation of the Final Prospectus and has exercised the usual standards of "due diligence" in respect thereto;

                  (iii) The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof;

                  (iv) Based upon (A) a review of the Company, including an
            examination of the Registration Statement and the Final Prospectus, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company,
            (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the Independent Underwriter to be comparable to the Company with debt securities of maturity and seniority similar to the Securities and the demand for securities of comparable companies similar to the Securities, and (D) such other studies, analyses and investigations as the Independent Underwriter has deemed appropriate, and assuming that the offering and sale of the Securities is made as contemplated herein and in the Preliminary Prospectus and the Final Prospectus, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, that the yield on the Securities be not less than 6.75% (corresponding to an initial public offering price of 100.0% of the Securities), which minimum yield should in no way be considered or relied upon as an indication of the value of the Securities; and

                  (v) Subject to the provisions of Section 8 hereof, the
            Independent Underwriter will furnish to the Underwriters at the Time of Delivery a letter, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clauses
            (i) through (iv) above.

            (c) The Independent Underwriter hereby agrees with the Company, the Guarantors and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Final Prospectus, the Independent Underwriter will render services as a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 with respect to the offering and sale of the Securities as described in the Final Prospectus as so amended or supplemented that are substantially the same as those services being rendered with respect to the offering and sale of the Securities as described in the Final Prospectus (including those described in subsection (b) above).

            (d) The Company, the Guarantors the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Securities. The Company and the Guarantors agree to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

            (e) As compensation for the services of the Independent Underwriter hereunder, the Company agrees to pay the Independent Underwriter $22,500 at the Time of Delivery. In addition, the Company agrees promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered hereunder.

      5. (a) The Securities and the Guarantees to be purchased by each Underwriter hereunder, in definitive form, to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The Company will cause the certificates representing the Securities to be made available for checking prior to the Time of Delivery (as defined below). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 22, 2004 or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

            (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities, the Guarantees and any additional documents requested by the Underwriters or the Independent Underwriter, as the case may be, pursuant to Section 8(m) hereof, will be delivered at such time and date at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019 (the "Closing Location"), and the Securities and the Guarantees will be delivered at the office of DTC or its designated custodian, all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      6. Each of the Company and the Guarantors agrees with each of the Underwriters and with the Independent Underwriter:

            (a) To prepare the Final Prospectus as amended or supplemented in relation to the applicable Securities in a form approved by the Representatives and to file the Final Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Final Prospectus as amended or supplemented after the date of this Agreement and prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof, or, in the case of documents to be filed under the Exchange Act, to furnish the Representatives with copies of any such filing in a reasonable amount of time prior to such proposed filing, and will use its reasonable best efforts to reflect in such document such comments as the Representatives or its counsel may reasonably propose; to advise the Representatives and the Independent Underwriter promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed and to furnish the Representatives and the Independent Underwriter with copies thereof; to advise the Representatives and the Independent Underwriter, promptly after it receives notice thereof, of (i) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus, (ii) the suspension of the qualification of the Securities and the Guarantees for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or (iii) any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Final Prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

            (b) Promptly to take such action as the Representatives may reasonably request to qualify the Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities and the Guarantees, provided that in connection therewith neither the Company nor any of the Guarantors shall be required to qualify as a foreign corporation or to file a general consent to service of process or subject itself to taxation in any jurisdiction;

            (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Independent Underwriter with written and electronic copies of the Final Prospectus as amended or supplemented in New York City in such quantities as the Representatives and the Independent Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Final Prospectus in connection with the offering or sale of the Securities and the Guarantees and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Final Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and the Independent Underwriter and upon the request of the Representatives and the Independent Underwriter to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities and the Guarantees at any time nine months or more after the time of issue of the Final Prospectus, upon request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Final Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery and such earlier time as the Representatives may notify the Company, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities and the Guarantees;

            (f) If not otherwise available on the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), to furnish to the holders of the Securities, as and to the extent required under the Indentures, as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Prospectus), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (g) If not otherwise available on EDGAR, during a period of five years from the date of the Final Prospectus, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders of the Company or any of the Guarantors, and to deliver to the Representatives (i) as soon as practicable after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities, the Guarantees or any class of securities of the Company or any of the Guarantors is listed; and (ii) such additional information concerning the business and financial condition of the Company and the Guarantors as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

            (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Final Prospectus under the caption "Use of Proceeds."

      7. Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the several Underwriters and the Independent Underwriter that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Final Prospectus as amended or supplemented and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the Independent Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indentures, the Security Documents, the Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees; (iii) all expenses in connection with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all expenses associated with the assignment, creation and the perfection of security interests and associated documents, including, without limitation, the Security Documents and all Financing Statements (as defined below), including filing fees and the reasonable fees and disbursements of Latham & Watkins LLP incurred in connection therewith; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities and the Guarantees; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the reasonable fees and disbursements of counsel for the Trustee in connection with the Indentures and the Securities;
(viii) the fees and expenses of the Collateral Trustee and any agent of the Collateral Trustee in connection with the Security Documents, the Financing Statements and the Collateral; (ix) the fees and expenses of the Collateral Trustee and the holders of Credit Agreement Obligations in connection with the Security Documents, the Financing Statements and the Collateral; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      8. The respective obligations of the Underwriters and the Independent Underwriter hereunder shall be subject, in the sole discretion of the Representatives or the Independent Underwriter, as the case may be, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (v) of Section 4(b) hereof and the following additional conditions:

            (a) The Final Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives or the Independent Underwriter, as the case may be;

            (b) Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to the Representatives or the Independent Underwriter, as the case may be, such opinion or opinions, dated the Time of Delivery, with respect to certain matters as the Representatives or the Independent Underwriter, as the case may be, may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Guarantors ("Skadden"), shall have furnished to the Representatives or the Independent Underwriter, as the case may be, their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives or the Independent Underwriter, as the case may be, substantially as set forth on Exhibit I hereto;

            (d) Michael L. Jines, general counsel for the Company, shall have furnished to the Representatives or the Independent Underwriter, as the case may be, his written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives or the Independent Underwriter, as the case may be, substantially as set forth on Exhibit II attached hereto;

            (e) Bracewell and Patterson, L.L.P., special counsel for the Company and its subsidiaries ("Bracewell"), shall have furnished to the Representatives or the Independent Underwriter, as the case may be, their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives or the Independent Underwriter, as the case may be, substantially as set forth on Exhibit III attached hereto;

            (f) On the date of the Final Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives or the Independent Underwriter, as the case may be, a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives or the Independent Underwriter, as the case may be, to the effect set forth in Annex I hereto;

            (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Final Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented;

            (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

            (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange ("NYSE"); (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented;

            (j) The Company shall have complied with any request by the Representatives or the Independent Underwriter, as the case may be, with respect to the furnishing of the Final Prospectus in compliance with the provisions of Section 6(c);

            (k) The Collateral Trustee shall have received (with a copy for the Underwriters and the Independent Underwriter) at the Time of Delivery:

                  (i) a Notice of Additional Secured Debt pursuant to the
            Collateral Trust Agreement designating the Securities as Parity Secured Obligations under the Collateral Trust Agreement, duly executed by the Company;

                  (ii) appropriately completed copies, which have been duly
            authorized for filing by the appropriate Person, of Uniform Commercial Code Form UCC-3 amendments necessary to (a) reflect any name changes or merger of the Company or any Guarantor and/or (b) reflect the Collateral subject to the Collateral Trust Agreement, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Trustee and its counsel, desirable to perfect the security interests of the Collateral Trustee pursuant to the Security Documents;

                  (iii) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any Person in any Collateral described in the Security Documents previously granted by any Person, except financing statements filed to perfect security interests securing Secured Obligations or assigned to the Collateral Trustee or filed to perfect security interests securing Credit Agreement Debt and obligations in respect thereof;

                  (iv) copies of all lien searches provided to Bank of America,
            N.A. as administrative agent in connection with the closing of the Credit Agreement, together with copies of all Financing Statements identified by such searches which name the Company or any Guarantor (under its present name and any relevant previous names) as the debtor (none of which shall cover any Collateral described in the Security Documents, other than such Financing Statements that evidence Permitted Liens);

                  (v) such releases, reconveyances, satisfactions or other
            instruments as it may request to confirm the release, satisfaction and discharge in full of all mortgages and deeds of trust at any time delivered by the Company or any Guarantor, except those assigned to the Collateral Trustee and those evidencing the Credit Agreement Debt and obligations in respect thereof, duly executed, delivered and acknowledged in recordable form by the grantee named therein or its of record successors or assigns;

                  (vi) confirmation reasonably satisfactory to the Underwriters that the issuers of the existing title insurance policies have accepted the supplements to the Mortgages for recording and will cause the supplements to the Mortgages to be duly filed and recorded within ten days following the Time of Delivery and have agreed to issue to the Collateral Trustee for the benefit of the Secured Parties, an endorsement to the existing policies of title insurance in form and substance reasonably satisfactory to the Underwriters, insuring each Mortgage to be a valid, enforceable and perfected Lien securing Secured

            Obligations upon all real property described therein, free from all prior Liens except Permitted Prior Liens, for the full amount stated in the existing title insurance policies;

                  (vii) a certificate of insurance reasonably satisfactory to the Underwriters confirming that all insurance requirements of the Indentures are satisfied; and

                  (viii) such other approvals, opinions, or documents as the
            Underwriters, the Trustee or the Collateral Trustee may reasonably request in form and substance reasonably satisfactory to each of them.

            (l) An arrangement satisfactory to the Representatives shall have been made for the filing of all Uniform Commercial Code Form UCC-3 amendments or other similar Financing Statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clause (k)(ii) and (iii) above (collectively, the "Financing Statements");

            (m) Each of the Company and the Guarantors shall have furnished or caused to be furnished to the Representatives and the Independent Underwriter at the Time of Delivery certificates of officers of the Company and the Guarantors satisfactory to the Representatives and the Independent Underwriter as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (g) and (h) of this Section and as to such other matters as the Representatives or the Independent Underwriter, as the case may be, may reasonably request;

            (n) The Company and each of the Guarantors shall have delivered executed copies of the Securities, the Guarantees, the Indentures and the Security Documents (with all Mortgages and any related assignments duly acknowledged in recordable form) to the Underwriters, in each case in form and substance reasonably satisfactory to the Company and the Underwriters; and

            (o) The Company and the Guarantors shall have consummated the Credit Agreement prior to, or simultaneously with, the Time of Delivery on substantially the same terms described in the Final Prospectus and the Underwriters shall have received executed counterparts of the Credit Agreement and such other documentation as they deem necessary to evidence the consummation thereof.

      9. The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Final Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

      10. (a) Each of the Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement or any amendment or supplement (when considered together with the document to which such amendment or supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Base Prospectus, Preliminary Prospectus, the Final Prospectus or any other prospectus relating to the Securities, or any amendment or supplement

(when considered together with the document to which such amendment or supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives or the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof.

            (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantors and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company, any Guarantor or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantors or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company and the Guarantors or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) The Independent Underwriter will indemnify and hold harmless the Company and the Guarantors and each Underwriter against any losses, claims, damages or liabilities to which the Company, any Guarantor or such Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof; and will reimburse the Company and the Guarantors or each Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company and the Guarantors or each Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

            (d) Promptly after receipt by an indemnified party under subsection
      (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with a single counsel (in addition to local counsel) satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each party to this Agreement from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the each party to this Agreement in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Guarantors, the Underwriters and the Independent Underwriter shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities (before deducting expenses) received by the Company and the Guarantors in the offering, the total underwriting discounts and commissions payable to the Underwriters as set forth in the table on the cover of the Final Prospectus as amended or supplemented and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof, respectively, bear to the sum of the total proceeds from the sale of the Securities (before deducting expenses) in the offering and the fee payable to the Independent Underwriter pursuant to the first sentence of
      Section 4(e) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or either the Underwriters or the Independent Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter nor the Independent Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public, and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by the Underwriters and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter or the Independent Underwriter, as the case may be, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (f) The obligations of the Company and the Guarantors under this
      Section 10 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors and to each person, if any, who controls the Company, the Guarantors or the Independent Underwriter within the meaning of the Act; and the obligations of the Independent Underwriter under this Section 10 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors and to each person, if any, who controls the Company, the Guarantors or any of the Underwriters within the meaning of the Act.

      11. (a) If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Final Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

            (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in the second sentence of Section 4(e) hereof and Section 7 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or on behalf of the Independent Underwriter or any controlling person of any Underwriter, the Independent Underwriter or the Company, the Guarantors or any officer or director or controlling person of the Company or a Guarantor, and shall survive delivery of and payment for the Securities.

      13. If this Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter or the Independent Underwriter except as provided in the second sentence of Section 4(e) hereof and Sections 7 and 9 hereof; but, if for any other reason, the Securities and the Guarantees are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities and the Guarantees but the Company shall then be under no further liability to any Underwriter or the Independent Underwriter except as provided in Sections 7 and 9 hereof.

      14. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Independent Underwriter shall be delivered or sent by mail, letter or facsimile transmission to M.R. Beal & Company, 110 Wall Street, New York, New York 10005; and if to the Company or any Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company, the Guarantors and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and the Guarantors and each person who controls the Company, any Guarantor, any Underwriter or the Independent Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      16. Time shall be of the essence of this Agreement.

      17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      19. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

      If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by the Representatives on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter, the Company and the Guarantors. It is understood that the Representatives' acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              Reliant Energy, Inc.

                              By:________________________________
                                 Name:  Mark M. Jacobs
                                 Title: Executive Vice President and Chief
                                        Financial Officer
                                        (Executive Vice President)

                              Reliant Energy Asset Management, LLC
                              Reliant Energy Aurora Development, LLC
                              Reliant Energy Aurora Holding, LLC
                              Reliant Energy Aurora I, LP
                              Reliant Energy Aurora II, LP
                              Reliant Energy Aurora, LP
                              Reliant Energy Broadband, Inc.
                              Reliant Energy California Holdings, LLC
                              Reliant Energy Capital (Europe), Inc.
                              Reliant Energy CapTrades Holding Corp.*
                              Reliant Energy Communications, Inc.
                              Reliant Energy Coolwater, Inc.
                              Reliant Energy Corporate Services, LLC
                              Reliant Energy Deer Park, Inc.
                              Reliant Energy Electric Solutions, LLC
                              Reliant Energy Ellwood, Inc.
                              Reliant Energy Etiwanda, Inc.
                              Reliant Energy Europe, Inc.
                              Reliant Energy Florida, LLC
                              Reliant Energy Florida Holdings, LLC
                              Reliant Energy Key/Con Fuels, LLC
                              Reliant Energy Mandalay, Inc.
                              Reliant Energy Net Ventures, Inc.
                              Reliant Energy Northeast Generation, Inc.
                              Reliant Energy Northeast Holdings, Inc.
                              Reliant Energy Ormond Beach, Inc.

                             Underwriting Agreement

                              Reliant Energy Power Generation, Inc.
                              Reliant Energy Power Operations I, Inc.
                              Reliant Energy Power Operations II, Inc.
                              Reliant Energy Renewables Holdings II, LLC*
                              Reliant Energy Renewables, Inc.
                              Reliant Energy Retail Holdings, LLC
                              Reliant Energy Retail Services, LLC
                              Reliant Energy Sabine (Delaware), Inc.*
                              Reliant Energy Sabine (Texas), Inc.
                              Reliant Energy Services Desert Basin, LLC
                              Reliant Energy Services International, Inc.
                              Reliant Energy Services Mid-Stream, LLC
                              Reliant Energy Services, Inc.
                              Reliant Energy Seward, LLC
                              Reliant Energy Shelby County II, LP
                              Reliant Energy Shelby County, LP
                              Reliant Energy Shelby Development Corp.
                              Reliant Energy Shelby Holding Corp.
                              Reliant Energy Shelby I, LP
                              Reliant Energy Shelby II, LP
                              Reliant Energy Solutions, LLC*
                              Reliant Energy Solutions East, LLC*
                              Reliant Energy Solutions Holdings, LLC
                              Reliant Energy Texas Renewables GP, LLC
                              Reliant Energy Texas Renewables, LP
                              Reliant Energy Trading Exchange, Inc.
                              Reliant Energy Ventures, Inc.
                              Reliant Energy Wholesale Generation, LLC
                              Reliant Energy Wholesale Service Company
                              Reliant Resources International Services, Inc. StarEn Power, LLC
                              Texas Star Energy Company

                              By:________________________________
                                 Name:  Andrew Johannesen
                                 Title: Assistant Treasurer of the corporations, limited liability companies and general partners of the limited partnerships

                              *As to these entities, Andrew Johannesen is signing pursuant to a Power of Attorney

                             Underwriting Agreement

Accepted as of the date hereof:
Goldman, Sachs & Co.

_____________________________________
      (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

M.R. Beal & Company

By:________________________________
   Name:
   Title:

                             Underwriting Agreement

                                   SCHEDULE I

                                                                                         PRINCIPAL
                                                                                         AMOUNT OF
                                                                                         SECURITIES
                                                                                           TO BE
                               UNDERWRITER                                               PURCHASED
                               -----------                                               ---------
Goldman, Sachs & Co............................................................         $105,000,000
Banc of America Securities LLC.................................................          105,000,000
Barclays Capital Inc...........................................................          105,000,000
Deutsche Bank Securities Inc...................................................          105,000,000
Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated................................................          105,000,000
ABN AMRO Incorporated..........................................................           78,750,000
Scotia Capital (USA) Inc.......................................................           78,750,000
J.P. Morgan Securities Inc.....................................................           33,750,000
UBS Securities LLC.............................................................           33,750,000
            Total..............................................................         $750,000,000

                                  Schedule I-1

                                   SCHEDULE II

                                   Guarantors

Reliant Energy Asset Management, LLC                Reliant Energy Renewables Holdings II, LLC

Reliant Energy Aurora Development, LLC              Reliant Energy Renewables, Inc.

Reliant Energy Aurora Holding, LLC                  Reliant Energy Retail Holdings, LLC

Reliant Energy Aurora I, LP                         Reliant Energy Retail Services, LLC

Reliant Energy Aurora II, LP                        Reliant Energy Sabine (Delaware), Inc.

Reliant Energy Aurora, LP                           Reliant Energy Sabine (Texas), Inc.

Reliant Energy Broadband, Inc.                      Reliant Energy Services Desert Basin, LLC

Reliant Energy California Holdings, LLC             Reliant Energy Services International, Inc.

Reliant Energy Capital (Europe), Inc.               Reliant Energy Services Mid-Stream, LLC

Reliant Energy CapTrades Holding Corp.              Reliant Energy Services, Inc.

Reliant Energy Communications, Inc.                 Reliant Energy Seward, LLC

Reliant Energy Coolwater, Inc.                      Reliant Energy Shelby County II, LP

Reliant Energy Corporate Services, LLC              Reliant Energy Shelby County, LP

Reliant Energy Deer Park, Inc.                      Reliant Energy Shelby Development Corp.

Reliant Energy Electric Solutions, LLC              Reliant Energy Shelby Holding Corp.

Reliant Energy Ellwood, Inc.                        Reliant Energy Shelby I, LP

Reliant Energy Etiwanda, Inc.                       Reliant Energy Shelby II, LP

Reliant Energy Europe, Inc.                         Reliant Energy Solutions, LLC

Reliant Energy Florida, LLC                         Reliant Energy Solutions East, LLC

Reliant Energy Florida Holdings, LLC                Reliant Energy Solutions Holdings, LLC

Reliant Energy Key/Con Fuels, LLC                   Reliant Energy Texas Renewables GP, LLC

Reliant Energy Mandalay, Inc.                       Reliant Energy Texas Renewables, LP

Reliant Energy Net Ventures, Inc.                   Reliant Energy Trading Exchange, Inc.

Reliant Energy Northeast Generation, Inc.           Reliant Energy Ventures, Inc.

Reliant Energy Northeast Holdings, Inc.             Reliant Energy Wholesale Generation, LLC

Reliant Energy Ormond Beach, Inc.                   Reliant Energy Wholesale Service Company

Reliant Energy Power Generation, Inc.               Reliant Resources International Services, Inc.

Reliant Energy Power Operations I, Inc.             StarEn Power, LLC

Reliant Energy Power Operations II, Inc.            Texas Star Energy Company

                                  Schedule II-1

                                  SCHEDULE III

                                    Mortgages

            With respect to the property of Reliant Energy Shelby County, LP located in Cumberland County and Shelby County, Illinois:

            1. Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Shelby County, LP, as mortgagor, in favor of Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Aurora, LP located in DuPage County, Illinois:

            2. Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Aurora, LP, as mortgagor, in favor of Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Osceola, LLC located in Osceola County, Florida:

            3. Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Osceola, LLC, as mortgagor, in favor of Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Indian River, LLC located in Brevard County, Florida:

            4. Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Indian River, LLC, as mortgagor, in favor of Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated and submitted for recording simultaneously herewith.

            With respect to the property of Reliant Energy Bighorn, LLC located in Clark County, Nevada:

            5. Amended and Restated Second Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Bighorn, LLC, as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Coolwater, Inc. located in San Bernardino County, California:

            6. Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Coolwater, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

                                 Schedule III-1

            With respect to the property of Reliant Energy Ellwood, Inc. located in Santa Barbara County, California:

            7. Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Ellwood, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Etiwanda, Inc. located in Riverside County and San Bernardino County, California:

            8. Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Etiwanda, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Mandalay, Inc. located in Ventura County, California:

            9. Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Mandalay, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Reliant Energy Ormond Beach, Inc. located in Ventura County, California:

            10. Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Ormond Beach, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Seward Trust and Reliant Energy Seward, LLC located in Indiana County, Pennsylvania:

            11. Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Seward, LLC, as mortgagor, in favor of Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Hunterstown Trust and Reliant Energy Hunterstown, LLC located in Adams County, Pennsylvania:

            12. Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Hunterstown, LLC, as mortgagor, in favor of Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated as of even date with the Collateral Trust Agreement.

            With respect to the property of Choctaw County Trust and Reliant Energy Choctaw County, LLC located in Choctaw County, Mississippi:

                                 Schedule III-2

            13. Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing among Reliant Energy Choctaw County, LLC, as trustor, in favor of W. Rodney Clement Jr., as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated as of even date with the Collateral Trust Agreement.

                                 Schedule III-3

                                    EXHIBIT I

  OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP, COUNSEL FOR THE COMPANY

            1. The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware.

            2. The Underwriting Agreement has been duly executed and delivered by the Company and each of the Subsidiary Guarantors.

            3. Each Indenture has been duly executed and delivered by the Company and each of the Subsidiary Guarantors and the Indentures are valid and binding agreements of the Company and each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms.

            4. The execution and delivery by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities and the Guarantees, will not (i) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (ii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company or any of the Subsidiary Guarantors of each of the Transaction Documents will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

            5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the issuance and sale of the Securities and the Guarantees or the consummation by the Company and the Subsidiary Guarantors of the transactions contemplated by the Transaction Documents.

            6. The Securities have been duly executed by the Company, and when issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indentures and enforceable against the Company in accordance with their terms.

            7. When the Securities are issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement, each Guarantee will constitute the valid and binding obligation of each Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms.

            8. The statements in the Prospectus Supplement under the captions
(i) "Description of Notes," in so far as such statements purport to summarize certain provisions of the Indentures and the Securities, (ii) "Underwriting" in so far as such statements purport to summarize certain provisions of the Underwriting Agreement and (iii) "United States Federal Tax Considerations for Non-U.S. Holders," in so far as such statements purport to address the federal income tax consequences to non-U.S. holders, in each case, fairly summarize such provisions or consequences, as applicable, in all material respects.

            9. The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Final Prospectus, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                                   Exhibit I-1

            10. Pursuant to Section 309 of the Trust Indenture Act, the Indentures have been qualified under the Trust Indenture Act.(i)

            On the basis of the foregoing, (i) the Registration Statement, as of the date of the filing of the Company's 2003 Annual Report on Form 10-K and as of December 14, 2004 and the Base Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information, included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Statement of Eligibility on Form T-1 (the "Form T-1")), (ii) the Incorporated Documents, as of their respective filing dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Rules and Regulations promulgated thereunder (except that in each case we do not express any view as to the financial statements, schedules and other financial information, included or incorporated by reference therein or excluded therefrom or the exhibits to any of the Incorporated Documents) and (iii) no facts have come to our attention that have caused us to believe that the Registration Statement, as of the date of the filing of such Form 10-K and as of December 14, 2004, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Base Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information, included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1).

---------------------------------
(i)This option will be in Skadden's 10b-5 letter.

                                   Exhibit I-2

                                   EXHIBIT II

          OPINION OF MICHAEL L. JINES, GENERAL COUNSEL FOR THE COMPANY

            1. Each Reliant Party is a corporation, partnership or limited liability company (as applicable) duly organized or formed, validly existing and in good standing under the laws of the State of Delaware. The name of each Reliant Party as shown on its organizational/charter document, as amended, pursuant to which it was organized or formed, is correctly set forth on Exhibit A to this opinion.

            2. Each Reliant Party that conducts business in the State of Texas, as indicated with an asterisk on Exhibit A to this opinion, is duly qualified to conduct business as a foreign corporation, limited partnership or limited liability company, as the case may be, in the State of Texas. Each Reliant Party is duly qualified to conduct business as a foreign corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction identified on Exhibit B to this opinion.

            3. Each Reliant Party has all requisite power and authority to (a) conduct its business as presently conducted, and (b) execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party. The execution, delivery and performance of each of the Transaction Documents executed and delivered on the date hereof have been duly authorized by all necessary action on the part of each Reliant Party which is a party thereto, and the Transaction Documents have been duly executed and delivered by or on behalf of each such Reliant Party. In particular, the Secured Notes have been duly authorized, executed, authenticated, issued and delivered by REI and the Guarantees have been duly authorized, executed and delivered by each of the Secured Note Guarantors.

            4. The execution and delivery by each Reliant Party of each Transaction Document to which it is a party, including the issuance and sale of the Secured Notes and the Guarantees, and the performance by such Reliant Party of its obligations thereunder, (i) do not violate its charter or by-laws, its partnership agreement or limited liability company agreement, as the case may be, or any other organizational document of such Reliant Party, or (ii) to the best of my knowledge, violate any order, decree or judgment of any Delaware, Texas, New York, or United States federal court or other agency of government having jurisdiction over any of the Reliant Parties.

            5. Except as disclosed in the Final Prospectus (including the documents incorporated by reference therein), to the best of my knowledge, (i) there is no action, suit or proceeding pending or overtly threatened, at law or in equity to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, have a material adverse effect on the businesses, assets, operations or financial condition of the Company and its subsidiaries, taken as a whole, and (ii) there is no action, suit or proceeding pending or, to the best of my knowledge, overtly threatened, at law or in equity, before or by any state or federal court or any state or federal governmental agency, body or official relating specifically to the transactions under the Opinion Documents.

                                  Exhibit II-1

            6. The execution, delivery and performance by each Reliant Party of each Security Document to which it is a party has been duly authorized, and the Security Documents have been duly executed and delivered by the Reliant Parties.

            7. All of the issued shares of capital stock of each of the Reliant Parties (other than REI) have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for the directors' qualifying shares, the liens securing the Credit Agreement Debt and the Parity Secured Debt and as otherwise set forth in the Final Prospectus) are owned directly or indirectly by REI, free and clear of all liens, encumbrances, equities or claims.

            In the course of acting as General Counsel to the Company in connection with its preparation of the Final Prospectus, I or attorneys under my supervision participated in conferences and telephone conversations with representatives of REI, representatives of REI's counsel, representatives of the independent public accountants of REI, representatives of the Underwriters and representatives of the Underwriters' counsel, during which conferences and conversations the contents of the Final Prospectus and related matters were discussed, and I or attorneys under my supervision reviewed certain corporate records and documents. Based on this participation in such conferences and conversations and review of such records and documents, I advise you that no information has come to my attention that causes me to believe that the Final Prospectus (except the financial statements and other financial and statistical data included therein and the statements set forth under the headings Underwriting, Legal Matters and Independent Auditors as to which I express no view), as of its date and the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  Exhibit II-2

                                   EXHIBIT III

   OPINION OF BRACEWELL AND PATTERSON, L.L.P., SPECIAL COUNSEL FOR THE COMPANY

1. Enforceable Obligations. Each New York Document (other than the Collateral Trust Agreement) to which a Reliant Party is a party constitutes the legal, valid and binding obligation of such Reliant Party, enforceable against such Reliant Party in accordance with its respective terms under the laws of the State of New York. Each Texas Blocked Account Agreement constitutes the legal, valid and binding obligation of each Reliant Party which is a party thereto, enforceable against such Reliant Party in accordance with its terms under the laws of the State of Texas. To the extent that provisions in or matters relating to the Collateral Trust Agreement are governed by the laws of the State of New York, the Collateral Trust Agreement constitutes the legal, valid and binding obligations of each of the Reliant Parties that are party thereto, enforceable against such Reliant Party in accordance with its terms and the Collateral Trustee under the laws of the State of New York. To the extent that provisions in or matters relating to the Collateral Trust Agreement are governed by the laws of the State of Texas, the Collateral Trust Agreement constitutes the legal, valid and binding obligations of each of the Reliant Parties that are party thereto, enforceable against such Reliant Party in accordance with its terms and the Collateral Trustee under the laws of the State of Texas.

2. No Conflict. The execution and delivery by each Reliant Party of the Opinion Documents (other than the 2010 Indenture and the 2013 Indenture) to which it is a party, and the performance by such Reliant Party of its obligations thereunder will not conflict with, constitute a default under, or violate any provision of Applicable Law. The execution and delivery by each Reliant Party of the Opinion Documents to which it is a party, and the performance by such Reliant Party of its obligations thereunder, will not conflict with, constitute a default under, or violate any provision of any other Opinion Document or any of the agreements identified in the Exhibit list to REI's 2003 10-K and first, second and third quarter 2004 10-Qs as filed with the Securities and Exchange Commission (other than those relating to employee benefits and executive employment).

3. Forms of Financing Statements. Each Existing Delaware Financing Statement was in appropriate form for filing and was duly filed in the Office of the Delaware Secretary of State pursuant to the Delaware UCC. Each New Delaware UCC-3 Financing Statement is in appropriate form for filing in the Office of the Delaware Secretary of State pursuant to the Delaware UCC.

4. Creation of Security Interests. The Security Agreement creates valid security interests in favor of the Collateral Trustee, for the benefit of the Secured Parties as security for the Secured Notes, the PEDFA Guarantees and the other Secured Obligations (as defined in the Security Agreement) specified therein in each Reliant Party's right, title, and interest in and to the Collateral (as defined in the Security Agreement) and the proceeds thereof to the extent a security interest may be created in such Collateral and such proceeds pursuant to the New York UCC (such property hereinafter called the "UCC Collateral"). The Additional Security Agreement creates a valid security interest in favor of the Collateral Agent for the benefit for the Credit Agreement Secured Parties as security for the Credit Agreement Obligations (as defined in the Additional Security Agreement) in each Reliant Party's right, title, and interest in and to the Collateral (as defined in the Additional Security Agreement) and the proceeds thereof to the extent a security interest may be created in such Collateral and such proceeds pursuant to the New York UCC (such property hereinafter called the "Additional UCC Collateral").

                                  Exhibit III-1

5. Perfection of Certain Collateral by Filing. (a) The acceptance for filing of the New Delaware UCC-3 Financing Statements in the Office of the Secretary of State of Delaware is effective to perfect or continue the perfection of the security interests described in paragraph 4 above in the UCC Collateral and the Additional UCC Collateral described in the Existing Delaware Financing Statements previously filed in the Office of the Secretary of State of Delaware to the extent such security interests may be perfected, and such perfection may be continued, by filing a financing statement in the State of Delaware pursuant to the Delaware UCC.

            (b) Pursuant to Section 9-301 and Section 9-307 of the New York UCC, the law of the State of Delaware is the law governing the perfection of security interests in the UCC Collateral and the Additional UCC Collateral for each Reliant Party which is a registered organization (within the meaning of Section 9-102(70) of the New York UCC) under the laws of the State of Delaware, except with respect to UCC Collateral for which the provisions of Section 9-303 through 9-306 of the New York UCC expressly provide otherwise.

6. Perfection of Securities Accounts. The provisions of the Security Agreement and the Securities Account Control Agreements described on Exhibit B to which any Reliant Party is a party are effective to perfect the security interests of the Collateral Trustee for the benefit of the Secured Parties, in such Reliant Party's right, title and interest in the Securities Accounts described in such Securities Account Control Agreements and the Securities Entitlements related thereto. For purposes of this opinion letter, the following terms have the meanings set forth below:

"Federal Book-Entry Regulations" means the United States Department of the Treasury's regulations governing the transfer and pledge of marketable securities issued by the U.S. Treasury and maintained in the form of entries in the TRADES book-entry system in the records of the federal reserve banks and set forth in 61 Fed. Reg. 43626 (1996) (codified at 31 C.F.R. Part 357) and the United States Department of Housing and Urban Development's regulations governing the transfer and pledge of securities issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") in each case maintained in the form of entries in the records of federal reserve banks and set forth in 62 Fed. Reg. 28975 (1997) (codified at 24 C.F.R. Part 81).

"Federal Book-Entry Securities" means securities issued in book-entry form by the United States Treasury, FNMA or FHLMC which are subject to the Federal Book-Entry Regulations.

"Securities Account" means each "Account" described in any Securities Account Control Agreement listed on Exhibit B.

"Securities Entitlements" means "security entitlements" (as defined in Section 8-102(a)(17) of the New York UCC) with respect to "financial assets" (as defined in Section 8-102(a)(9) of the New York UCC) now or hereafter credited to any of the Securities Accounts and, with respect to Federal Book-Entry Securities, "security entitlements" within the meaning of the Federal Book-Entry Regulations with respect to Federal Book-Entry Securities now or hereafter credited to any of the Securities Accounts.

"Securities Intermediary" means financial institution described in a Securities Account Control Agreement listed on Exhibit B as a securities intermediary with respect to the Securities Accounts covered thereby, acting solely in its capacity as a "securities intermediary" as defined in the New York UCC and the Federal Book-Entry Regulations.

7. Perfection of Texas Deposit Accounts. The provisions of the Security Agreement and the Texas Blocked Account Agreements are sufficient to perfect the security interests described in paragraph 4 above in favor of the Collateral Trustee for the benefit of the Secured Parties as security

                                  Exhibit III-2
for the Secured Obligations (as defined in the Security Agreement) specified therein, in the "Accounts" identified in the Texas Blocked Account Agreements (the "Texas Deposit Accounts") to the extent each such Texas Deposit Account is a "deposit account" as defined in the New York UCC and the Texas UCC.

8. Perfection of Trademark Collateral. The Trademark Security Agreement Supplement dated as of March 28, 2003 among REI, Orion Power Holdings, Inc. and Reliant Energy Retail Services, LLC was in proper form for filing and has been duly filed with the U.S. Patent and Trademark Office (the "PTO"). The filing of the Amended and Restated Trademark Supplement with the PTO and the filing of each of the Delaware UCC-1 Financing Statements naming REI and Reliant Energy Resources Services, Inc., respectively, as debtor (each, a "TM Holder") in the Office of the Delaware Secretary of State, was sufficient to perfect the security interests created by the Security Agreement in favor of the Collateral Trustee, for the ratable benefit of the Secured Parties, in all of such TM Holder's right, title, and interest in the Trademarks described in the Amended and Restated Trademark Supplement Trustee for the benefit of the Secured Parties as security for the Secured Obligations (as defined in the Security Agreement) specified therein.

9. Perfection of Certificated Securities and Instruments. When each Reliant Party that has granted to the Collateral Trustee for the benefit of the Secured Parties a security interest in certificated securities and instruments (as defined in the New York UCC) pursuant to the Security Agreement delivers to the Collateral Trustee in the State of New York (i) each of the certificates representing such certificated securities, together with instruments of transfer or assignment related thereto duly indorsed in blank by an authorized officer of such Reliant Party, and (ii) each of such instruments, together with instruments of transfer or assignment related thereto duly executed in blank by an authorized officer of such Reliant Party, the Collateral Trustee for the benefit of the Secured Parties, will have perfected security interests in such certificated securities and such instruments under the New York UCC, and no other security interest of any other creditor of such Reliant Party in such certificated securities and such instruments will be equal or prior to such security interests of the Collateral Trustee assuming neither the Collateral Trustee nor the Secured Parties have agreed otherwise.

10. Choice of New York Law. If the issue is properly presented before such court, a Texas or federal court applying Texas choice of law rules should hold that the provisions contained in the New York Documents (other than such provisions in any Mortgage) relating to the choice of New York law to govern such Opinion Documents are valid under the laws of the State of Texas. We call your attention to the fact that Section 8.110 and Sections 9.301 through 9.306 of the Texas UCC specify the law (including the conflict of law rules) applicable to the perfection and priority of security interests and effect of perfection or nonperfection of security interests in multiple state transactions.

11. Texas Jurisdictional Issues. Except as may be otherwise required due to other activities performed by any Creditor Party in the State of Texas unrelated to those activities contemplated by the Opinion Documents, and provided the performance by such Creditor Party of the transactions contemplated under the Opinion Documents, including the soliciting of loans, gathering of financial data, making of credit checks, or performing other financial activities through employees, independent contractors, or agents (regardless of whether they reside in the State of Texas), do not take place in the State of Texas, then none of the Creditor Parties is required to qualify to do business in the State of Texas or to comply with any foreign lender or similar statute, nor will any Creditor Party be subject to taxation in the State of Texas, in each case solely as a result of its execution and delivery of the Opinion Documents or by reason of its participation in the transactions contemplated under the Opinion Documents. No opinion is given, however, as to the need for any Creditor Party to qualify to

                                  Exhibit III-3
do business in the State of Texas should its activities in the State of Texas in connection with its exercise of any rights or remedies under the Opinion Documents constitute transacting business in the State of Texas.

12. PUHCA. To our knowledge after due inquiry, neither REI nor any of its subsidiaries is, or after giving effect to the offering and sale of the Secured Notes and the PEDFA Guarantees, will be, subject to regulation as a "holding company", a "public-utility company", an "electric utility company", a "gas utility company", or a "subsidiary" or "affiliate" of a "holding company" under, and as each term is defined in, the Public Utility Holding Company Act of 1935 and the rules and regulations thereunder.

13. Prospectus. The statements set forth in the Prospectus Supplement dated December 14, 2004 under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Security Documents, and under the caption "Description of Certain Other Financial Obligations", insofar as they purport to constitute summaries of the documents and instruments referred to therein, are accurate summaries of the Security Documents and such other documents and instruments in all material respects.

14. Governmental Approvals. No notices to, or consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body or REI shareholder is required under Applicable Law for (i) the grant and perfection of security interests in the Collateral pursuant to the provisions of the Opinion Documents or (ii) the execution, delivery or performance by the Company and the Guarantors of their obligations pursuant to the Opinion Documents (other than the Secured Note Documents), except for such filings as are (w) required to perfect the Collateral Trustee's security interests granted pursuant to the Security Documents, (x) required to perfect the Collateral Agent's security interests granted pursuant to the Security Documents, (y) required to release existing Liens previously granted by any Person, or (z) made pursuant to the Opinion Documents.

                                  Exhibit III-4

                                     ANNEX I

      Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters or the Independent Underwriter, as the case may be, to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Final Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") or the Independent Underwriter, as the case may be;

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Final Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Final Prospectus as amended or supplemented as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Final Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Final Prospectus as amended or supplemented, for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Final Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Final Prospectus as amended or supplemented but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Final Prospectus as amended or supplemented and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus as amended or supplemented) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Final Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Final Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included or incorporated by reference in the Final Prospectus as amended or supplemented to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Final Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

            (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Final Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Final Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Final Prospectus as amended or supplemented specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.